Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 8 TO CREDIT AGREEMENT

AMENDMENT NO. 8 TO CREDIT AGREEMENT, dated as of November 7, 2017 (this “Amendment”), is entered into by and among SENSATA TECHNOLOGIES B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands (the “BV Borrower”), SENSATA TECHNOLOGIES FINANCE COMPANY, LLC, a Delaware limited liability company (the “US Borrower”, and together with the BV Borrower, the “Borrowers”), SENSATA TECHNOLOGIES INTERMEDIATE HOLDING B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands (the “Parent”), MORGAN STANLEY SENIOR FUNDING, INC. as sole lead arranger and bookrunner, MORGAN STANLEY SENIOR FUNDING, INC. as administrative agent on behalf of the lenders party to the Credit Agreement (as defined below) (in such capacity, the “Administrative Agent”) and the lenders party hereto.
PRELIMINARY STATEMENTS:
WHEREAS, the Borrowers, the Parent, the Administrative Agent and certain lenders entered into that certain Credit Agreement, dated as of May 12, 2011 (as amended, amended and restated, supplemented, waived or otherwise modified prior to the date hereof, the “Credit Agreement” and as further amended pursuant to this Amendment, the “Amended Credit Agreement”; capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement);

WHEREAS, the Borrowers desire to effect certain amendments to the Credit Agreement;

WHEREAS, the Administrative Agent and the Term Lenders have agreed to make such amendments to the Credit Agreement as are hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

SECTION 1.Amendments to Credit Agreement. The Credit Agreement is, subject to the satisfaction (or waiver by the Administrative Agent) of the conditions precedent set forth in Section 3, hereby amended as follows:
(a)    Section 1.01 of the Credit Agreement shall be amended by adding the following new definitions thereto in proper alphabetical order:
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA

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Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Eighth Amendment” means that certain Amendment No. 8 to Credit Agreement, dated as of November 7, 2017, among the BV Borrower, the US Borrower, the Parent, Morgan Stanley Senior Funding, Inc., as administrative agent, Morgan Stanley Senior Funding, Inc., as sole lead arranger and bookrunner, and certain Lenders party thereto.
“Eighth Amendment Effective Date” means the date on which all of the conditions contained in Section 3 of the Eighth Amendment have been satisfied or waived by the Administrative Agent.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(b)    Section 1.01 of the Credit Agreement shall be further amended as follows:
(i)    Clause (a) of the definition of “Applicable Rate” is amended as follows:
“(a)     with respect to Term Loans (i) for Eurodollar Rate Loans, 1.75% and (ii) for Base Rate Loans, 0.75%;”
(ii)    Clause (iv) of the definition of “Base Rate” is amended as follows:
“(iv) in the case of Base Rate Loans that are Term Loans, if greater than the rate determined by the Administrative Agent pursuant to the foregoing clauses (i) – (iii), 1.00%.”
(iii)    The definition of “Defaulting Lender” is amended in its entirety to read as follows:

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““Defaulting Lender” means any Lender that (a) has failed to fund any portion of the Term Loans, Revolving Credit Loans, participations in L/C Obligations or participations in Swing Line Loans required to be funded by it hereunder within two (2) Business Days of the date required to be funded by it hereunder, unless the subject of a good faith dispute (or a good faith dispute that is subsequently cured), (b) has otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within two (2) Business Days of the date when due, unless the subject of a good faith dispute (or a good faith dispute that is subsequently cured), (c) has notified the Borrowers or any other Loan Party in writing that it does not intend or expect to comply with any of its funding obligations under this Agreement, (d) has failed, within two (2) Business Days after request by Borrowers or any other Loan Party, acting in good faith, to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations to fund prospective Loans and participations in then outstanding Letters of Credit and Swing Line Loans under this Agreement, (e) has been adjudicated by a Governmental Authority with regulatory authority over such Person to be insolvent or become the subject of a bankruptcy or insolvency proceeding or (f) has become subject of a Bail-in Action.”

(iv)    Clause (c) of the definition of “Eurodollar Rate” is amended as follows:
“(c) in the case of Eurodollar Rate Loans that are Term Loans, if greater than the rate determined by the Administrative Agent pursuant to the foregoing clauses (a) and (b), 0.00%.”

(v)    The definition of “Material Foreign Subsidiary” is amended by replacing each reference therein to “10%” with “20%”.

(vi)    The definition of “Material Real Property” is amended by replacing the reference therein to “$15,000,000” with “$100,000,000”.

(vii)    The second table in the definition of “Prepayment Percentage” is hereby amended to read as follows:

Level	Excess Cash Flow (with respect to prepayments made pursuant to Section 2.05(b) in respect of any fiscal year ended on or before December 31, 2016)
Level I > 1.5:1.0	25%
Level II < 1.5:1.0	0%

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Level	Excess Cash Flow (with respect to prepayments made pursuant to Section 2.05(b) in respect of any fiscal year ending on or after December 31, 2017)
Level I > 2.25:1.0	25%
Level II < 2.25:1.0	0%

(viii)    The definition of “Ultimate Parent” is amended in its entirety as follows:
““Ultimate Parent” means Sensata Technologies Holding N.V. and any successor or assign thereof (including any such successor or assign pursuant to a change of the Ultimate Parent’s jurisdiction of organization from the Netherlands to the United Kingdom or another jurisdiction).”
(c)    Section 2.05(a) of the Credit Agreement shall be amended by adding the following proviso to the final sentence of sub-clause (i) thereof:
“provided, that notwithstanding the foregoing or anything else in this Agreement to the contrary, payments and prepayments of principal and interest in respect of the Term Loans made on the Eighth Amendment Effective Date in connection with the replacement of Non-Consenting Lenders pursuant to Section 3.07 hereof may be applied on a non-pro rata basis.”
(d)    Section 2.05(a) of the Credit Agreement shall be further amended by adding a sub-clause (viii) thereto immediately after the existing Section 2.05(a)(vii) as follows:
“(viii) At the time of the effectiveness of any Repricing Transaction that is consummated prior to the 6-month anniversary of the Eighth Amendment Effective Date, the Borrowers agree to pay to the Administrative Agent, for the ratable account of each Lender with outstanding Term Loans which are repaid or prepaid pursuant to such Repricing Transaction, a fee in an amount equal to 1.00% of the aggregate principal amount of all Term Loans prepaid (or converted) in connection with such Repricing Transaction. Such fees shall be due and payable upon the date of the effectiveness of such Repricing Transaction.”

(e)    Section 2.14 of the Credit Agreement shall be amended by revising sub-clause (i) of the proviso in clause (a) thereof by (i) replacing the reference therein to “$250,000,000” with “in the case of this Clause (A), on and after the Eighth Amendment Effective Date, $250,000,000 and (ii) replacing the reference therein to “$750,000,000” with “in the case of this Clause (B), on and after the Eighth Amendment Effective Date, $750,000,000.”
(f)    Article 5 of the Credit Agreement is hereby amended by adding a new Section 5.19 thereto, which reads as follows:

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“SECTION 5.19. EEA Financial Institution. None of the Borrowers nor any other Loan Party is an EEA Financial Institution.”

(g)    Section 7.01(t) of the Credit Agreement is hereby amended to replace the reference to “$150,000,000” therein with “$250,000,000”;
(h)    Section 7.02(c)(iii) of the Credit Agreement is hereby amended to replace the reference to “$300,000,000” in such subsection with “on and after the Eighth Amendment Effective Date, the greater of (i) $300,000,000 and (ii) 25% of Consolidated EBITDA of the Borrower Parties for the most recent four fiscal quarter period for which financial statements have been (or are required to have been) furnished pursuant to Section 6.01 ended on or prior to the date of such Investment;”
(i)    Section 7.02(e) of the Credit Agreement is hereby amended to replace the reference to “Section 7.14” therein with “Section 7.16”;
(j)    Section 7.02(m) of the Credit Agreement is hereby amended by replacing the language contained therein prior to the clause commencing with “provided that” with the following:
“so long as immediately after giving effect to any such Investment, no Event of Default has occurred and is continuing, other Investments that do not exceed $50,000,000 in any fiscal year (such amount to be increased to $100,000,000 if the Senior Secured Net Leverage Ratio as of the last day of the immediately preceding four fiscal quarters was less than 2.5:1.0) (such applicable amount, the “Permitted Other Investment Amount”);”

(k)    Section 7.03(c)(iv) of the Credit Agreement is hereby amended in its entirety to read as follows:
“Indebtedness of the Restricted Subsidiaries in an aggregate principal amount at any time outstanding for all such Persons taken together not exceeding the greater of (i) $200,000,000 and (ii) 25% of Consolidated EBITDA of the Borrower Parties for the most recent four fiscal quarter period for which financial statements have been (or are required to have been) furnished pursuant to Section 6.01 ended on or prior to the date of such incurrence;”
(l)    Section 7.03(c)(xx) of the Credit Agreement is hereby amended to replace the reference to “$100,000,000” in such subsection with “$300,000,000”;
(m)    Section 7.05(k) of the Credit Agreement is hereby amended to replace the reference to “10%” therein with “15%”;
(n)    Section 7.06(e)(ii) of the Credit Agreement is hereby amended to replace the reference to “$10,000,000” with “$20,000,000”;
(o)    Section 7.06(e)(iv) of the Credit Agreement is hereby amended to replace the reference to “$15,000,000” with “$20,000,000”;
(p)    Section 7.06(f) of the Credit Agreement is hereby amended in its entirety to read as follows:

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“so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom, in addition to the foregoing Restricted Payments, the Ultimate Parent, the Parent and the Borrower Parties may make additional Restricted Payments to their respective shareholders in an aggregate amount not to exceed $50,000,000 in any calendar year (such amount to be increased to $100,000,000 in any calendar year if the Senior Secured Net Leverage Ratio as of the last day for which financial statements have been delivered pursuant to Section 6.01 was less than 2.5:1.0) (in each case, with unused amounts in any calendar year being carried over to succeeding calendar years); and”

(q)    Section 7.16(a) of the Credit Agreement is amended by replacing the language therein, prior to the words “provided that”, with the following:
“Make any Capital Expenditures that would cause the aggregate amount of Capital Expenditures made by the Borrower Parties in any fiscal year to exceed the greater of $300,000,000 and (ii) 25% Consolidated EBITDA of the Borrower Parties for the most recent four fiscal quarter period for which financial statements have been (or are required to have been) furnished pursuant to Section 6.01 ended on or prior to the date of such Capital Expenditure (such amount, subject to the last paragraph of this Section 7.16, the “Permitted Capital Expenditure Amount”);”

(r)    Article X of the Credit Agreement is hereby amended by adding a new Section 10.26 thereto, which reads as follows:
“SECTION 10.26. Acknowledgement and Consent to Bail-In of EEA Financial
Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an EEA Financial Institution; and
(b)    the effects of any Bail-in Action on any such liability, including, if applicable:

(i)    a reduction in full or in part or cancellation of any such liability
(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

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(iii)    the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.”
SECTION 2.Reference to and Effect on the Loan Documents. (a) On and after the Eighth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the “Credit Agreement”, shall mean and be a reference to the Amended Credit Agreement. For the avoidance of doubt, this Amendment shall also constitute a Loan Document under the Amended Credit Agreement.

(a)The Amended Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect, and are hereby in all respects ratified and confirmed.
(b)Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement or any other Loan Document, nor shall it constitute a waiver of any provision of the Credit Agreement or any Loan Document.
SECTION 3.Conditions of Effectiveness for Amendment. This Amendment shall become effective as of the date (the “Eighth Amendment Effective Date”) on which the following conditions shall have been satisfied (or waived by the Administrative Agent):
(a)     The Administrative Agent shall have received counterparts of this Amendment executed by the BV Borrower, the US Borrower, the Parent and the Lenders party hereto, including any New Lenders or Increasing Lenders (each as hereinafter defined), at or prior to, 12:00 p.m., New York City time on November 1, 2017 (the “Consent Deadline”);

(b)    The Administrative Agent shall have received a certificate of the BV Borrower dated as of the Eighth Amendment Effective Date signed on behalf of the BV Borrower by a Responsible Officer of the BV Borrower, certifying on behalf of the Borrowers that:
(i) immediately before and after giving effect to this Amendment and the transactions contemplated hereby, the representations and warranties set forth in Article 5 of the Credit Agreement (as amended by this Amendment) and in the other Loan Documents are true and correct in all material respects as of the Eighth Amendment Effective Date, with the same effect as though made on and as of such date, except (A) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, (B) that for purposes of this Section 3(b), the representations and warranties contained in Sections 5.05(a) and 5.05(b) of the Credit Agreement (as amended by this Amendment) shall be deemed to refer to the most recent financial statements furnished pursuant to Sections 6.01(a) and 6.01(b) of the Credit Agreement (as amended by this Amendment) and, in the case of the financial statements furnished pursuant to Section 6.01(b) of the Credit Agreement (as amended by this Amendment), the representations contained in Section 5.05(a) of the Credit Agreement (as amended by this Amendment), as modified by this clause (B), shall be qualified by the statement that such financial statements are subject to the absence of footnotes and year-end audit adjustments and (C) to the extent that such representations and warranties contain a materiality qualification, such representations and warranties shall be accurate in all respects; and

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(ii)    each of the Specified Representations (as defined below) are true and correct in all material respects as of the Eighth Amendment Effective Date. “Specified Representations” means the representations and warranties set forth in the Patriot Act Representation (as defined below), the Sanctions Representation (as defined below) and the Anti-Corruption Representation (as defined below). For purposes of this clause (ii), the following terms shall have the meanings given to them below:
“Patriot Act Representation” means the representation and warranty to the Administrative Agent by the Parent and the Borrowers that, to the extent applicable, each of the Parent and its Subsidiaries is in compliance in all material respects with the Patriot Act and any enabling legislation or executive order relating thereto;

“Sanctions Representation” means the representation and warranty to the Administrative Agent by the Borrowers that no part of the proceeds of any Credit Extension will be used, directly or indirectly, for any purpose which would violate applicable Sanctions;

“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury;

“Sanction” means any sanction administered or enforced by the United States Government (including without limitation, OFAC), the United Nations Security Council, the European Union, Her Majesty’s Treasury or other relevant sanctions authority; and

“Anti-Corruption Representation” means the representation and warranty to the Administrative Agent by each Loan Party that no part of the proceeds of any Credit Extension will be used, directly or indirectly, for any purpose which would breach the US Foreign Corrupt Practices Act of 1977 (as amended).

(c)     Immediately prior to and after giving effect to the Eighth Amendment Effective Date, no Default or Event of Default has occurred and is continuing; and

(d)    To the extent invoiced at least three Business Days prior to the Eighth Amendment Effective Date, all reasonable and documented fees and out-of-pocket expenses payable to the Administrative Agent shall have been paid to the extent due and payable in accordance with Section 8 of this Amendment and Section 10.04 of the Credit Agreement.

SECTION 4.Representations and Warranties. Each of the Parent and the Borrowers hereby represents and warrants to the Administrative Agent that:
(a)    on and as of the date hereof (i) it has all requisite corporate or other power and authority to enter into and perform its obligations under this Amendment, the Amended Credit Agreement and the other Loan Documents to which it is a party, and (ii) this Amendment has been duly authorized, executed and delivered by it; and
(b)    this Amendment, and the Credit Agreement as amended hereby, constitute legal, valid and binding obligations of such party, enforceable against it in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other Laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in equity or at law).

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SECTION 5.New Lenders and Increasing Lenders. (a) If any Term Lender declines or fails to consent to this Amendment by returning an executed counterpart of this Amendment to the Administrative Agent prior to the Consent Deadline, then pursuant to and in compliance with the terms of Section 3.07 of the Credit Agreement, such Term Lender may be replaced and its commitments and/or obligations purchased and assumed by either a new Lender (a “New Lender”) or an existing Term Lender which is willing to increase its Term Loans (an “Increasing Lender”) as set forth on such Lender’s signature page hereto upon execution of this Amendment (which will also be deemed to be the execution of an Assignment and Assumption Agreement substantially in the form of Exhibit A hereto).

(b)    It is understood and agreed that (x) the existing Term Lenders party hereto constitute the Required Lenders and (y) the Term Lenders signatory hereto hereby consent to the changes to the Credit Agreement set forth in Section 1.

SECTION 6.Costs and Expenses. The Borrowers agree that all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder or in connection herewith (including, without limitation, the Attorney Costs of one counsel for all Lenders and the Administrative Agent (which shall be Shearman & Sterling LLP)), are expenses that the Borrowers are required to pay or reimburse pursuant to Section 10.04 of the Credit Agreement.

SECTION 7.Execution in Counterparts. This Amendment may be executed in one or more counterparts (and by different parties hereto in different counterparts), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or other electronic transmission of an executed counterpart of a signature page to this Amendment, including by email with a pdf copy hereof attached, shall be effective as delivery of an original executed counterpart of this Amendment.

SECTION 8.Taxes. For purposes of determining U.S. federal withholding taxes imposed by FATCA, from and after the Eighth Amendment Effective Date, the Borrowers and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Term Loans as not qualifying as a “grandfathered obligation” within the meaning of Section 1.1471-2(b)(2)(i) of the United States Treasury Regulations.

SECTION 9.Governing Law and Waiver of Right of Trial by Jury. This Amendment is subject to the provisions of Sections 10.17 and 10.18 of the Credit Agreement relating to governing law, waiver of right to submission to jurisdiction, venue and waiver of trial by jury, the provisions which are by this reference incorporated herein in full.

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IN WITNESS WHEREOF, the parties have caused this Amendment No. 8 to Credit Agreement to be executed by their respective authorized officers as of the date first above written.

SENSATA TECHNOLOGIES B.V.,
as BV Borrower

By:	/s/ Paul Chawla______________________ Name: Paul Chawla Title: Director

Signature Page to
Amendment No. 8 to Credit Agreement

SENSATA TECHNOLOGIES FINANCE COMPANY, LLC,
as US Borrower

By:	_/s/ Jeffrey Cote______________________ Name: Jeffrey Cote Title: Director

Signature Page to
Amendment No. 8 to Credit Agreement

SENSATA TECHNOLOGIES INTERMEDIATE HOLDING B.V.,
as Parent

By:	__/s/ Gerrit Ensing __________________ Name: Gerrit Ensing Title: Director

Signature Page to
Amendment No. 8 to Credit Agreement

SENSATA TECHNOLOGIES, INC.,
as Guarantor

By:	_/s/ Jeffrey Cote __________________ Name: Jeffrey Cote Title: Chief Operating Officer

SENSATA TECHNOLOGIES DE MÉXICO, S. DE R.L. DE C.V.,
SENSATA TECHNOLOGIES MALAYSIA SDN. BHD.,
STI HOLDCO, INC.,
each as Guarantor

By:	_/s/ Jeffrey Cote ________________ Name: Jeffrey Cote
Title: Director

KAVLICO CORPORATION,
CRYDOM, INC.,
NEWALL ELECTRONICS, INC.,
BEI NORTH AMERICA LLC,
CUSTOM SENSORS & TECHNOLOGIES US CORPORATION,
CUSTOM SENSORS & TECHNOLOGIES US LLC,
CUSTOM SENSORS & TECHNOLOGIES, INC.,
each as Guarantor

By:	__/s/ Jeffrey Cote ________________ Name: Jeffrey Cote
Title: Vice President

SENSATA TECHNOLOGIES US, LLC,
SENSATA TECHNOLOGIES US II, LLC,
each as Guarantor

By:	__/s/ Jeffrey Cote _______________ Name: Jeffrey Cote Title: Manager

Signature Page to
Amendment No. 8 to Credit Agreement

Signed by Jeffrey Cote (name of director)	/s/ Jeffrey Cote
for and on behalf of	Director

SENSATA TECHNOLOGIES UK FINANCING CO. PLC,
as Guarantor

Signature Page to
Amendment No. 8 to Credit Agreement

SENSATA TECHNOLOGIES HOLDING COMPANY US B.V.,
SENSATA TECHNOLOGIES HOLDING COMPANY MEXICO B.V.,
SENSATA TECHNOLOGIES HOLLAND B.V.,
SENSOR-NITE NV,
SENSATA TECHNOLOGIES US COÖPERATIEF U.A.,
each as Guarantor

By:    /s/ Paul Chawla_______________
Name: Paul Chawla
Title: Director

AUGUST FRANCE HOLDING COMPANY S.A.S.,
SENSATA TECHNOLOGIES FRANCE S.A.S.,
each as Guarantor

By:    /s/ Paul Chawla
Name: Paul Chawla
Title:    President (Président)

Signature Page to
Amendment No. 8 to Credit Agreement

SENSATA TECHNOLOGIES JAPAN LIMITED,
as Guarantor

By:	__/s/ Yann Etienvre ___________ Name: Yann Etienvre
Title: Director

Signature Page to
Amendment No. 8 to Credit Agreement

SENSATA TECHNOLOGIES BULGARIA EOOD,
as Guarantor

By:	_/s/ Gerrit Ensing _________________ Name: Gerrit Ensing
Title: Director

Signature Page to
Amendment No. 8 to Credit Agreement

SENSATA TECHNOLOGIES BERMUDA LTD.,
as Guarantor

By:	__/s/ Steven Reynolds _______________ Name: Steven Reynolds
Title: Director

Signature Page to
Amendment No. 8 to Credit Agreement

Signed by Martha Sullivan (name of director)	/s/ Martha Sullivan
for and on behalf of	Director

ST SCHRADER HOLDING COMPANY UK LIMITED,
as Guarantor

Signed by Martha Sullivan (name of director)	/s/ Martha Sullivan
for and on behalf of	Director

AUGUST UK HOLDCO LIMITED,
as Guarantor

Signature Page to
Amendment No. 8 to Credit Agreement

ST AUGUST LUX COMPANY S.À R.L.,
Société à responsabilité limitée
Registered office: 6D, route de Trèves, L-2633
Senningerberg
Grand-Duchy of Luxembourg
Share capital: USD 25,000
R.C.S. Luxembourg: B 192229,
as Guarantor

By: /s/ Jim Kirslis
Name: Jim Kirslis
Title: Manager (Class A)

ST AUGUST LUX INTERMEDIATE HOLDCO S.À R.L.,
Société à responsabilité limitée
Registered office: 6D, route de Trèves, L-2633
SenningerBerg
Grand-Duchy of Luxembourg
Share capital: USD 25,000
R.C.S. Luxembourg: B 192214,
as Guarantor

By: /s/ Jim Kirslis
Name: Jim Kirslis
Title: Manager (Class A)

AUGUST LUX HOLDING COMPANY S.À R.L.,
Société à responsabilité limitée
Registered office: 6D, route de Trèves, L-2633
SenningerBerg
Grand-Duchy of Luxembourg
Share capital: USD 16,376
R.C.S. Luxembourg: B 167704,
as Guarantor

By: /s/ Jim Kirslis
Name: Jim Kirslis
Title: Manager (Class A)

Signature Page to
Amendment No. 8 to Credit Agreement

AUGUST BRAZIL HOLDING COMPANY S.À R.L.,
Société à responsabilité limitée
Registered office: 6D, route de Trèves, L-2633
SenningerBerg
Grand-Duchy of Luxembourg
Share capital: USD 16,375
R.C.S. Luxembourg: B 168084,
as Guarantor

By: /s/ Jim Kirslis
Name: Jim Kirslis
Title: Manager (Class A)

AUGUST LUXUK HOLDING S.À R.L.,
Société à responsabilité limitée
Registered office: 6D, route de Trèves, L-2633
SenningerBerg
Grand-Duchy of Luxembourg
Share capital: USD 16,375
R.C.S. Luxembourg: B 167757,
as Guarantor

By: /s/ Jim Kirslis
Name:    Jim Kirslis
Title:    Manager (Class A)

Signature Page to
Amendment No. 8 to Credit Agreement

SENSATA FINANCE IRELAND LIMITED,
SENSATA FINANCE IRELAND II LIMITED,
each as Guarantor

By: /s/ Graeme Thompson
Name:    Graeme Thompson
Title:    Director

Signature Page to
Amendment No. 8 to Credit Agreement

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent

By:	__/s/ Jonathan Rauen________________ Name: Jonathan Rauen Title: Authorized Signatory

Signature Page to
Amendment No. 8 to Credit Agreement
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Existing Term Lender Signature Page to Amendment No. 8 to Credit Agreement
[Term Lenders: please fill in the amount your institution’s name in Column A, the amount of Term Loans your institution currently holds in Term Loans in Column B, fill in one of Column C, D1 or E as appropriate, and then execute the signature block below. Please see the footnotes for explanations of which column to choose and the undertakings associated therewith. If multiple entities are being signed for by the same natural person, you may use one page and use a different line in the below table for each entity.]

Column A: Name of Term Lender	Column B: Existing Term Loans	Column C: Roll[2]	Column D Consent and Paydown/ Reallocate[3]	Column E: Decline Amendment[4]
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[__________]5,

as [an existing Lender] [a Non-Consenting Lender]

By:    _________________________________
Name:
Title:
[By:    _________________________________
Name:
Title:]
_______________________________
1 Lenders selecting Column C or D and executing this page will be deemed to consent to the Amendment. If applicable, such execution will also be deemed to be the execution of an Assignment and Assumption Agreement.
2 Place a checkmark in this column if you wish to consent to the Amendment and continue (on a cashless basis) your entire existing Term Loan position.
3 Place a checkmark in this column if entire existing Term Loan needs to be repaid on the Eighth Amendment Effective Date and the “recommitted” amount (including any increase above existing position) settled after the Eighth Amendment Effective Date.
4 Place a check mark in this column if you are declining the Amendment. For a Term Lender, the entire existing Term Loan position of the specified Term Lender will be repaid on the Eighth Amendment Effective Date, and such Term Lender’s execution of this Amendment will also be deemed to be the execution of an Assignment and Assumption Agreement pursuant to Section 3.07 with respect to the Term Loans of such Term Lender being prepaid.
5 Lender signature pages on file with the Administrative Agent.

Signature Page to
Amendment No. 8 to Credit Agreement
B4761566.1

New Lender Signature Page to Amendment No. 8 to Credit Agreement

[__________]6,

as a New Lender

By:    _________________________________
Name:
Title:
[By:    _________________________________
Name:
Title:]
___________________________
6 Lender signature pages on file with the Administrative Agent.

Signature Page to
Amendment No. 8 to Credit Agreement

B4761566.1

EXHIBIT A

FORM OF
ASSIGNMENT AND ASSUMPTION
Reference is made to the Credit Agreement dated as of May 12, 2011 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; the terms defined therein, unless otherwise defined herein, being used herein as therein defined) among SENSATA TECHNOLOGIES B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, (the “BV Borrower”), SENSATA TECHNOLOGIES FINANCE COMPANY, LLC, a Delaware limited liability company, (the “US Borrower”), SENSATA TECHNOLOGIES INTERMEDIATE HOLDING B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, the Lenders, the Initial L/C Issuer, the Initial Swing Line Lender and MORGAN STANLEY SENIOR FUNDING INC.

Each “Assignor” referred to on Schedule 1 hereto (each, an “Assignor”) and each “Assignee” referred to on Schedule 1 hereto (each, an “Assignee”) agrees severally with respect to all information relating to it and its assignment hereunder and on Schedule 1 hereto as follows:

1.
Such Assignor hereby sells and assigns, without recourse except as to the representations and warranties made by it herein, to such Assignee, and such Assignee hereby purchases and assumes from such Assignor, an interest in and to such Assignor’s rights and obligations under the Credit Agreement as of the date hereof equal to the percentage interest specified on Schedule 1 hereto of all outstanding rights and obligations under the Facility or Facilities specified on Schedule 1 hereto. After giving effect to such sale and assignment, such Assignee’s Commitments and the amount of the Loans owing to such Assignee will be as set forth on Schedule 1 hereto.

2.
Such Assignor (i) represents and warrants that its name set forth on Schedule 1 hereto is its legal name, that it is the legal and beneficial owner of the interest or interests being assigned by it hereunder and that such interest or interests are free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with any Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, any Loan Document or any other instrument or document furnished pursuant thereto; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or the performance or observance by any Loan Party of any of its obligations under any Loan Document or any other instrument or document furnished pursuant thereto; and (iv) attaches the Note or Notes (if any) held by such Assignor and requests that the Administrative Agent exchange such Note or Notes for a new Note or Notes payable to the order of such Assignee in an amount equal to the Commitments assumed by such Assignee pursuant hereto or new Notes payable to the order of such Assignee in an amount equal to the Commitments assumed by such Assignee pursuant hereto and such Assignor in an amount equal to the Commitments retained by such Assignor under the Credit Agreement, respectively, as specified on Schedule 1 hereto.

3.
Such Assignee (i) confirms that it has received a copy of the Credit Agreement, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption; (ii) agrees that it will, independently and without reliance

Form of Assignment and Assumption
B4761566.1

upon any Agent, any Assignor or any other Lender Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) represents and warrants that its name set forth on Schedule 1 hereto is its legal name; (iv) confirms that it is an Eligible Assignee; (v) appoints and authorizes each Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to such Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (vi) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender Party; and (vii) attaches any information related to Taxes as required by Article 3 of the Credit Agreement.

4.
[Such Assignee is an Affiliated Lender and hereby represents and warrants that (i) after giving effect to this Assignment and Assumption, the aggregate principal amount of Total Outstanding Term Loans held by all Affiliated Lenders will not exceed 25% of the original principal amount of all Total Outstanding Term Loans at such time and (ii) such Assignee does not possess any MNPI with respect to any Loan Party that both (x) has not been disclosed to the assigning Lender (other than because such assigning Lender does not wish to receive MNPI with respect to any Loan Party) prior to such date and (y) could reasonably be expected to have a material effect upon, or otherwise be material to, a Lender’s decision to assign Loans to such Affiliated Lender.][7] [The Assignee hereby represents and warrants that it is not an Affiliated Lender.][8]

5.
Following the execution of this Assignment and Assumption, it will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent. The effective date for this Assignment and Assumption (the “Effective Date”) shall be the date of acceptance hereof by the Administrative Agent, unless otherwise specified on Schedule 1 hereto.

6.
Upon such acceptance and recording by the Administrative Agent, as of the Effective Date, (i) such Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Assumption, have the rights and obligations of a Lender thereunder and (ii) such Assignor shall, to the extent provided in this Assignment and Assumption, relinquish its rights and be released from its obligations under the Credit Agreement (other than its rights and obligations under the Loan Documents that are specified under the terms of such Loan Documents to survive the payment in full of the Obligations of the Loan Parties under the Loan Documents to the extent any claim thereunder relates to an event arising prior to the Effective Date of this Assignment and Assumption) and, if this Assignment and Assumption covers all of the remaining portion of the rights and obligations of such Assignor under the Credit Agreement, such Assignor shall cease to be a party thereto.

7.
Upon such acceptance and recording by the Administrative Agent, from and after the Effective Date, the Administrative Agent shall make all payments under the Credit Agreement and the other Loan Documents in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to such Assignee. Such Assignor and such Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the other Loan Documents for periods prior to the Effective Date directly between themselves.

______________________
7 Insert for an Assignee that is an Affiliated Lender
8 Insert for an Assignee that is not an Affiliated Lender

Form of Assignment and Assumption
B4761566.1

8.	This Assignment and Assumption shall be governed by, and construed in accordance with, the laws of the State of New York.

9.
This Assignment and Assumption may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of Schedule 1 to this Assignment and Assumption by telecopier shall be effective as delivery of an original executed counterpart of this Assignment and Assumption.

IN WITNESS WHEREOF, each Assignor and each Assignee have caused Schedule 1 to this Assignment and Assumption to be executed by their officers thereunto duly authorized as of the date specified thereon.

Form of Assignment and Assumption
B4761566.1

SCHEDULE 1
TO
ASSIGNMENT AND ASSUMPTION

Term Loan Facility
Percentage interest assigned	%
Term Loans assigned	$

Form of Assignment and Assumption
B4761566.1

Effective Date (if other than date of acceptance by Administrative Agent):
9__________, 2017
Assignor
__________, as Assignor
[Type or print legal name of Assignor]

By:    ______________________________
Name:
Title:

Dated: __________, 20__

Assignee
___________, as Assignee
[Type or print legal name of Assignee]

By:    ______________________________
Name:
Title:

Dated: __________, 2017

____________________

9 This date should be no earlier than five Business Days after the delivery of this Assignment and Assumption to the Administrative Agent.

Form of Assignment and Assumption
B4761566.1

Accepted [and Approved] this ____
day of __________, 20__
[MORGAN STANLEY SENIOR FUNDING, INC.
as Administrative Agent]10

By: ______________________________
Name:
Title:

______________________________

10 Required if Assignee is a Person other than a Lender, an Affiliate of a Lender or an Approved Fund.

Form of Assignment and Assumption
B4761566.1

Accepted [and Approved] this ____
day of __________, 2017

[NAME OF BORROWER]11

By: ______________________________
Name:
Title:

______________________________

11 Required except (i) in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund or (ii) if an Event of Default has occurred and is continuing under Section 8.01(a), Section 8.01(f) or Section 8.01(g)(i) of the Credit Agreement.

Form of Assignment and Assumption
B4761566.1